191 P-1  02/11

SUPPLEMENT DATED FEBRUARY 23, 2011

TO THE PROSPECTUS

DATED MARCH 1, 2010 OF

TEMPLETON FOREIGN SMALLER COMPANIES FUND

The Prospectus is amended as follows:

I.  The portfolio management team under the “Fund Summary - Portfolio Managers" section on page 7 is revised as follows:

Portfolio Managers

MARTIN COBB   Executive Vice President/Portfolio Manager - Research Analyst of FTIC and portfolio manager of the Fund since February 2011.

HARLAN HODES   Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2007.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Research of Investment Counsel and portfolio manager of the Fund since February 2011.

II. The portfolio management team under the “Fund Details - Management" section beginning on page 15 is revised as follows:

MARTIN COBB   Executive Vice President/Portfolio Manager - Research Analyst of FTIC

Mr. Cobb has been a lead portfolio manager of the Fund since February 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2003.

HARLAN HODES   Portfolio Manager of Investment Counsel

Mr. Hodes has been a portfolio manager of the Fund since 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

CINDY L. SWEETING, CFA   Executive Vice President/Director of Research of Investment Counsel

Ms. Sweeting has been a portfolio manager of the Fund since February 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

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